                               ____________ Shares

                            BEAR STEARNS FINANCE LLC

         __% Exchangeable Preferred Income Cumulative Shares, Series __

                     (Liquidation Preference $25 Per Share)



                         FORM OF UNDERWRITING AGREEMENT


                                     [date]
                        --------------------------------

                               ____________ Shares

                            BEAR STEARNS FINANCE LLC

         __% Exchangeable Preferred Income Cumulative Shares, Series __

                     (Liquidation Preference $25 Per Share)


                  _____________________________________________


                         FORM OF UNDERWRITING AGREEMENT


                                                           [date]
                                                 --------------------------

     To the several Underwriters named in Schedule I hereto
     c/o Bear, Stearns & Co. Inc.
     245 Park Avenue
     New York, New York 10167

     Dear Sirs:

          Bear Stearns Finance LLC, an exempted company with limited duration incorporated under the laws of the Cayman Islands (the
      Company ), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the Underwriters ) an aggregate of _______ of the Company's __% Exchangeable Preferred Income Cumulative Shares, Series __ (the Shares ). The payment of dividends on the Shares, as well as distributions on redemption and liquidation, will be guaranteed, to the extent set forth in the Final Prospectus (as defined in Section 1(b) hereof), by The Bear Stearns Companies Inc., a Delaware corporation (the Guarantor ) (the obligations of the Company in respect of such guarantee being referred to herein as the Backup Undertakings ). The Shares, together with the related Backup Undertakings, are sometimes referred to collectively as the
      Securities . Capitalized terms used but not separately defined herein are defined in the Final Prospectus and used herein as so defined.

          The Securities are more fully described in the Final Prospectus referred to below and in Schedule II attached hereto.

          1. Representations and Warranties of the Company and the Guarantor. Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, the



























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     several Underwriters as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (b) hereof.

               (a) The Company and the Guarantor meet the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the
      1933 Act ), and have prepared and filed with the Securities and Exchange Commission (the Commission ) pursuant to the 1933 Act and the rules and regulations promulgated by the Commission thereunder (the Regulations ), a registration statement (the file number of which is set forth in Schedule II hereto) on such Form, including a basic prospectus, for registration under the 1933 Act of the offering and sale of the Shares and the Backup Undertakings. The Company and the Guarantor have filed one or more amendments to such registration statement as may have been required to be filed through the date hereof, and may have used a Preliminary Final Prospectus, each of which, if any, has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Shares is a Delayed Offering and, accordingly, it is not necessary that any further information with respect to the Shares and the offering thereof required by the 1933 Act and the Regulations to be included in the Final Prospectus have been included in an amendment to such registration statement prior to the Effective Date. The Company and the Guarantor will next file with the Commission pursuant to Rules 415 and 424(b)(2), (3) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Shares and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Shares and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company and the Guarantor have advised you, prior to the Execution Time, will be included or made therein.

               (b) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the Effective Date shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. Execution Time shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Basic Prospectus shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus. Preliminary Final Prospectus shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Shares and the offering thereof and is used prior to filing of the Final Prospectus. Final Prospectus shall mean the prospectus supplement relating to the Shares that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus. Registration Statement shall mean the various parts of the registration statement referred to in paragraph (a) above, including all exhibits thereto and the documents incorporated by reference in the Final Prospectus contained in such Registration Statement at the time such part of the Registration Statement becomes effective, each as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as such term is hereinafter defined), shall also mean such registration statement as so amended.
      Rule 415,   Rule 424  and  Regulation









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     S-K  refer to such rules or regulation under the 1933 Act. Any refer-
     ence herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Registration Statement, Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as the case may be; and any reference to any amendment or supplement with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include any documents filed under the Securities Exchange Act of 1934, as amended (the 1934 Act ), and incorporated by reference in such Registration Statement, Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the Effective Date that is incorporated by reference in such Registration Statement. A
      Delayed Offering shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

               (c) Each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own, lease and operate its respective properties and to conduct its respective businesses as described in the Final Prospectus and any amendment or supplement thereto; and each of the Company and the Guarantor is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the operations, business, or properties of the Company or on the Guarantor and its subsidiaries considered as one enterprise.

               (d) The Company has the corporate power and authority to enter into this underwriting agreement (this Agreement ) and to issue, sell and deliver the Shares, and the Guarantor has the corporate power and authority to enter into this Agreement and to issue the Backup Undertakings and the Guarantor Preferred Stock. This Agreement has been duly and validly authorized, executed and delivered by each of the Company and the Guarantor, is a valid and binding agreement of each of the Company and the Guarantor and is enforceable as to each of the Company and the Guarantor in accordance with its terms.

               (e) On the Effective Date, and at all times subsequent thereto to and including the Closing Time (as such term is defined in Section 2), and during such longer period as the Final Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment to the Registration Statement shall become effective, the Registration Statement (including any post-effective amendment) and the Final Prospectus (as amended or as supplemented if the Company and the Guarantor shall have filed with











                                        3



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     the Commission any amendment or supplement to the Registration
     Statement or the Final Prospectus) will contain all statements which are required to be stated therein in accordance with the 1933 Act and the Regulations, will comply with the requirements of the 1933 Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Final Prospectus which has not then been set forth in such an amendment or supplement; and each Basic Prospectus and each Preliminary Final Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading; provided, however, that neither the Company nor the Guarantor makes any representations and warranties as to information contained in or omitted from the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, or the Final Prospectus made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by any Underwriter expressly for use in the Registration Statement or such Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, as set forth in Section 6(b).

               (f) Neither the Commission nor the blue sky or securities authority of any jurisdiction has issued an order (a Stop Order ) suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Registration Statement, or any amendment or supplement hereto, refusing to permit the effectiveness of the Registration Statement, suspending the registration or qualification of the Securities, nor has any of such authorities instituted or, to the knowledge of the Company or the Guarantor, threatened to institute any proceedings with respect to a Stop Order in any jurisdiction in which the Shares are to be sold or in which the Securities may be issued, nor, with respect to accuracy at the Closing Time, has there been any Stop Order instituted or, to the knowledge of the Company or the Guarantor, threatened on or after the effective date of the Registration Statement in any jurisdiction.

               (g) The documents incorporated by reference in the Final Prospectus and any amendment or supplement thereto (the Incorporated Documents ), at the time they were or hereafter are filed with the Commission, complied, or when so filed will comply, in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               (h) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in, or any adverse development which materially affects, the financial condition, results of operations, business or properties of the Company or of the Guarantor and its subsidiaries considered as one enterprise.












                                        4



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               (i)  The Company has no subsidiaries; except for Bear,
     Stearns & Co. Inc. ( Bear Stearns ) and Bear, Stearns Securities Corp. ( BSSC ), no subsidiary of the Guarantor is a significant subsidiary as defined in Rule 405 of Regulation C of the Regulations; each of Bear Stearns and BSSC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and any amendment or supplement thereto and is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the operations, business or properties of the Guarantor and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of Bear Stearns and BSSC has been duly authorized and validly issued and is fully paid and nonassessable and was not issued in violation of or subject to preemptive rights, and, except for directors' qualifying shares, is owned directly or indirectly by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or other defect of title whatsoever.

               (j) The Shares have been duly authorized (or will have been so authorized prior to each issuance of Shares) by the Company and when the Shares have been issued and delivered against payment therefor as provided in this Agreement, such Shares will have been duly and validly issued and fully paid and non-assessable; the Backup Undertakings and the Guarantor Preferred Stock have been duly authorized (or will have been so authorized prior to each issuance thereof) by the Guarantor, and when the Guarantor Preferred Stock has been issued as provided in this Agreement, such Guarantor Preferred Stock will have been duly and validly issued and fully paid and non-assessable; and when the Backup Undertakings have been issued as provided in this Agreement, such the Backup Undertakings will have been duly executed, issued and delivered, will constitute valid and legally binding obligations of the Guarantor and will be enforceable as to the Guarantor in accordance with their terms. The Securities will conform to the descriptions thereof contained in the Final Prospectus.

               (k) The execution, delivery and performance of this Agreement, the issuance and sale of the Shares, the issuance of the Backup Undertakings and the Guarantor Preferred Stock and the consummation by the Company and the Guarantor of the transactions contemplated hereby will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or of the Guarantor or any of its subsidiaries considered as one enterprise pursuant to, the terms of any contract, agreement, indenture, mortgage, loan agreement, note, lease or other instrument, franchise, license or permit to which the Company or the Guarantor or any of its subsidiaries is a party or by which the Company or the Guarantor or any of its subsidiaries or the respective properties or assets of the Company, the Guarantor or any of its subsidiaries may be bound or subject, or (B) violate or conflict with any provision of the Memorandum of Association or Articles of Association of the Company or the certificate of incorporation or by-laws of the Guarantor or any of its subsidiaries, or any law, judgment, decree, order,








                                        5



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     statute, rule or regulation of any court in any public, governmental or regulatory agency or body or any arbitrator having jurisdiction over the Company or the Guarantor or any of its subsidiaries, or any of the respective properties or assets of the Company, the Guarantor or any of its subsidiaries. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or the Guarantor or any of its subsidiaries, or any of the respective properties or assets of the Company, the Guarantor or any of its subsidiaries, is required for the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares and the issuance of the Backup Undertakings are the Guarantor Preferred Stock, except for (1) such as may be required under state and foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and (2) such as have been made or obtained or will be made or obtained before the Closing Time under the 1933 Act.

               (l) There are no holders of securities of the Company, the Guarantor or any subsidiary of the Guarantor who, pursuant to any agreement, understanding or otherwise, have any right to have securities of the Company or the Guarantor or any subsidiary registered under the 1933 Act in connection with the offering contemplated by the Final Prospectus.

               (m) Deloitte & Touche, the accountants who certified the financial statements included or incorporated by reference in the Guarantor's most recent Annual Report on Form 10-K, which is incorporated by reference in the Final Prospectus, were independent public accountants at the time such statements were certified and during the periods covered by such statements as required by the 1933 Act and the Regulations.

               (n) The financial statements of the Guarantor and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Final Prospectus, and any amendment or supplement thereto, present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the 1934 Act and the rules and regulations thereunder) applied on a consistent basis.

               (o) Except as may be set forth in the Final Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body or arbitrator, domestic or foreign, now pending, or, to the knowledge of the Company or the Guarantor, threatened against or affecting, the Company, the Guarantor, Bear Stearns or BSSC, except those which do not and in the future will not have a material adverse effect on the financial condition, results of operations, business or properties of the Company, or of the Guarantor and its subsidiaries considered as one enterprise, or which is required to be disclosed in the Registration Statement or the Final Prospectus; and there are no contracts or documents of the Company, the Guarantor, Bear Stearns or BSSC which are required to












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     be filed as exhibits to the Registration Statement by the 1933 Act or the Regulations which have not been so filed.

               (p) The Company, the Guarantor, Bear Stearns and BSSC possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them or the failure to obtain which, individually or in the aggregate, would have a material adverse effect on the financial condition, results of operations, business or properties of the Company or the Guarantor and its subsidiaries considered as one enterprise, and neither the Company, the Guarantor, Bear Stearns nor BSSC has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the financial condition, results of operations, business or properties of the Company, or of the Guarantor and its subsidiaries considered as one enterprise.

          2. Purchase, Sale and Delivery of the Shares. On the basis of the representations, warranties, covenants, and agreements of the Company and the Guarantor herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase from the Company, at the purchase price set forth in
     Schedule II attached hereto, the number of Shares set forth opposite the respective names of the Underwriters in Schedule I hereto. The Guarantor agrees to issue the Backup Undertakings concurrently with the issue and sale of Shares as contemplated herein. Shares to be purchased by the Underwriters are herein sometimes called the Under-writers' Shares.

          Except as otherwise provided in this Section 2, payment of the purchase price for, and delivery of, the Underwriters' Shares to be purchased by the Underwriters as set forth on Schedule I attached hereto shall be made at the offices of Bear Stearns or at such other place in the New York City metropolitan area as you shall determine and advise the Company and the Guarantor in writing at least two business days prior to the Closing Time, on the date and at the time specified in Schedule II attached hereto (unless postponed in accordance with the provisions of Section 8), or such other time and date as shall be agreed upon by you and the Company (such time and date being referred to as the Closing Time ). Payment shall be made to the Company and the Guarantor by wire transfer of federal funds payable to the account of the Company specified by it against delivery to you for the respective accounts of the Underwriters of the Underwriters' Shares to be purchased by them. The Shares shall be in temporary or definitive form (and, if in temporary form, exchangeable for the Shares in definitive form, when prepared, without charge) and shall be in such denominations and registered in such names as you may request in writing at least two business day's prior to Closing Time, provided that such Shares may be represented by a global certificate registered in the name of Cede & Co. as nominee of The Depository Trust Company ( Cede ) or to such other accounts as you may direct. Such Shares, in either definitive or temporary form, will be made available for examination and packaging by you on or before the first business day prior to Closing Time unless represented by a global certificate.













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          3.   Covenants of the Company and the Guarantor.  The Company and
     the Guarantor jointly and severally covenant and agree with the several Underwriters as follows:

               (a) The Company and the Guarantor will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, to become effective as promptly as possible. The Company or the Guarantor will notify you immediately, and confirm such notice in writing, (i) when the Registration Statement (including any amendments thereto) becomes effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Final Prospectus or for any additional information,
     (iii) of the issuance by the Commission of a Stop Order suspending the effectiveness of the Registration Statement (including any post-effective amendment thereto) or of the initiation, or the threatening, of any proceedings therefor, (iv) of the receipt of any comments from the Commission and (v) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Shares for sale or the issuance of the Backup Undertakings in any jurisdiction or the initiation, or threatening, of any proceeding for that purpose. If the Commission shall propose or enter a Stop Order at any time, the Company and the Guarantor will make every reasonable effort to prevent the issuance of any such Stop Order and, if issued, to obtain the withdrawal of such order as soon as possible. Neither the Company nor the Guarantor will file any amendment to the Registration Statement or any amendment of or supplement to the Final Prospectus before or after the Effective Date to which you shall reasonably object in writing after being given advance notice of such intention to file and furnished in advance a copy thereof.

               (b) During the time when a prospectus relating to the Securities is required to be delivered hereunder or under the 1933 Act or the Regulations, the Company and the Guarantor will comply so far as each is able with all requirements imposed upon it by the 1933 Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealing in, the Securities in accordance with the provisions thereof and the Final Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act, any event shall have occurred as a result of which, in the judgment of the Company, the Guarantor, you or your counsel, the Final Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated herein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus or Registration Statement to comply with the 1933 Act or the Regulations, the Company and the Guarantor will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to you) which will correct such statement or omission and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible and will deliver to the several Underwriters, without charge, such number of copies thereof as may be reasonably requested by the Underwriters; provided that the Company and the Guarantor will promptly notify you if such judgment has been reached by it.













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               (c)  The Company or the Guarantor will promptly deliver to you a copy of the Registration Statement, including exhibits and all amendments thereto, and the Company or the Guarantor will promptly deliver without charge to you such number of copies of the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as may be reasonably requested by the Underwriters.

               (d) The Company and the Guarantor will endeavor in good faith, in cooperation with you to timely qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; provided that in no event shall the Company or the Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take action which would subject it to general service of process in any jurisdiction where it is not now so subject or to conduct its business in a manner in which it is not currently so conducting its business.

               (e) The Guarantor will make generally available (within the meaning of Section 11(a) of the 1933 Act and Rule 158 of the Regulations) to its security holders and to you as soon as practicable an earnings statement which need not be audited but which shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the Regulations.

               (f) The Company and the Guarantor, during the period when the Final Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

               (g) During the period of one year after the date hereof, the Guarantor will furnish to you (i) as soon as publicly available, a copy of each Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, annual report to stockholders and definitive proxy statement of the Guarantor filed with the Commission under the 1934 Act or mailed to stockholders and (ii) from time to time, such other information concerning the Guarantor as you may reasonably request.

               (h) The Company will apply the proceeds from the sale of the Shares as set forth under the caption Use of Proceeds in the Final Prospectus.

               (i) Prior to the Closing Time, the Guarantor shall furnish to you, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Guarantor and its subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Registration Statement and the Final Prospectus.

               (j) Neither the Company nor the Guarantor will file any amendment or supplement to the Registration Statement or the Final Prospectus at any time, whether before or after the effective date of the Registration Statement, unless such filing shall comply with the 1933 Act and

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     the Regulations and unless you shall previously have been advised of such filing and furnished with a copy thereof, and you and your counsel shall have approved such filing.

               (k) The Company and the Guarantor will comply with all provisions of all undertakings contained in the Registration
     Statement.

               (l) The Company and the Guarantor consent to the use of the Final Prospectus or any amendment or supplement thereto by you and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Final Prospectus is required by law to be delivered in connection therewith.

          4. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and the Guarantor hereby covenant and agree with the several Underwriters that the Company or the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Guarantor's counsel and accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus, the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all costs and expenses related to the issuance and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon;
     (iii) the cost of printing or producing this Agreement, any Blue Sky and legal investment memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 3(d) hereof, including the fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment memoranda; (v) any fees charged by securities rating agencies for rating the Shares; (vi) any filing fees incident to any required reviews by the National Association of Securities Dealers, Inc. (the NASD ) of the terms of the sale of the Shares if the Shares are so rated; (vii) the costs and expenses of any qualified independent underwriter which may be required by the rules and regulations of the NASD; (viii) all costs and expenses incident to listing the Shares on the New York Stock Exchange, Inc. ( NYSE ) or other national securities exchange; (ix) the cost of preparing certificates for the Shares and the cost and charges of The Depository Trust Company, Inc. and its nominee for acting as depository for the Shares and otherwise effecting any book entry ownership system for the Shares; (x) the cost and charges of any transfer agent, calculation agent, registrar, or disbursing agent; and
     (xi) all other costs and expenses incident to the performance of the Company's or the Guarantor's obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and in Sections 6 and 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of its counsel, transfer taxes on the resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

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          If this Agreement is entered into and the purchase of Shares by the Underwriters pursuant to this Agreement is not consummated because any condition to the obligations of the Underwriters set forth in
     Section 5 hereof is not satisfied, because of any termination pursuant to Section 10(b) hereof or because of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Company or the Guarantor will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

          5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company and the Guarantor herein contained, as of the date hereof and at the Closing Time, to the absence from any certificates, opinions, written statements or letters furnished to you pursuant to this Section 5 or to Andrews & Kurth L.L.P. ( Underwriters' Counsel ) pursuant to this Section 5 of any misstatement or omission, to the performance by the Company and the Guarantor of their respective obligations hereunder in all material respects and to the following additional conditions:

               (a) If the Registration Statement has not become effective prior to the Execution Time, the Registration Statement shall have become effective not later than 6:00 p.m., New York City time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b).

               (b) At the Closing Time (i) no Stop Order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the 1933 Act, and no proceeding under the 1933 Act or the 1934 Act therefor shall have been initiated or threatened by the Commission, or, with respect to the filing of any Form 8-A under the 1934 Act, by any national securities exchange; and all requests for additional information on the part of the Commission shall have been complied with or such requests shall have been otherwise satisfied; (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities, preferred stock or other obligations of the Guarantor as of the date of this Agreement shall not have been lowered since the execution of this Agreement and no such agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities or preferred stock of the Guarantor; and (iii) since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as otherwise stated therein or contemplated thereby, there shall not have been any material adverse change in, or any adverse development which materially affects, the financial condition, results of operations, business or properties of the Company or the Guarantor and its subsidiaries considered as one enterprise, the effect of which is in your reasonable judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Final Prospectus.

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               (c)  At the Closing Time, you shall have received the
     opinion of Weil, Gotshal & Manges, counsel for the Company and the Guarantor, dated the date of delivery, substantially in the form set forth in Schedule III hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

               (d) At the Closing Time, you shall have received the opinion of Weil, Gotshal & Manges, special tax counsel for the Company and the Guarantor, dated the date of delivery, substantially in the form set forth in Schedule IV hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

               (e) At the Closing Time, you shall have received the opinion of Maples and Calder, Cayman Islands counsel for the Company and the Guarantor, dated the date of delivery, substantially in the form set forth in Schedule V hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

               (f) At the Closing Time, you shall have received the opinion of Mark E. Lehman, Esq., Senior Managing Director of the Guarantor's Legal & Compliance Department, dated the date of delivery, substantially in the form set forth in Schedule VI hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to Underwriters' Counsel.

               (g) At the Closing Time, you shall have received a certificate of the Chief Financial Officer or the Controller of the Company and of the Guarantor, dated the date of delivery, to the effect that the conditions set forth in subsections (a) and (b) of this Section 5 have been satisfied, that as of the date hereof and at the date of delivery, the representations and warranties of the Company and the Guarantor set forth in Section 1 hereof are accurate, and that at the date of delivery, the obligations of the Company and the Guarantor to be performed hereunder on or prior thereto have been duly performed in all material respects.

               (h) At the Closing Time, you shall have received a letter from Deloitte & Touche, independent public accountants for the Guarantor and its subsidiaries, dated the date of delivery, substantially in the form set forth in Schedule VII hereto, addressed to the Underwriters and in form and scope reasonably satisfactory to you.

               (i) The Underwriters shall have received from Underwriters' Counsel an opinion, dated the Closing Time, with respect to the Guarantor Preferred Stock and the Depositary Shares evidencing the same the Registration Statement, the Final Prospectus, and any amendments or supplements to the Registration Statement or Final Prospectus and such other related matters, as you may reasonably require, and the Company and the Guarantor shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (j) All proceedings taken in connection with the sale or issuance of the Securities as contemplated herein shall be satisfactory in form and scope to you and to Underwriters' Counsel,

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     and prior to the Closing Time, the Company and the Guarantor shall have furnished to you such further information, certificates and documents as you may reasonably request.

               (k) The NASD, upon review of the terms of the public offering of the Shares, shall have no objections to the fairness of the underwriting terms and arrangements of the offering.

          If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriters' Counsel pursuant to this Section 5 shall not be in all material respects reasonably satisfactory in form and scope to you and to Underwriters' Counsel, all your obligations hereunder may be cancelled by you at, or at any time prior to, the Closing Time. Notice of such cancellation shall be given to the Company and the Guarantor in writing, or by telephone, telex or telecopy, confirmed in writing.

          6.   Indemnification.

               (a) The Company and the Guarantor agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
     Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, liabilities, claims, damages and out-of-pocket expenses whatsoever, joint or several (including but not limited to attorneys' fees and any and all expenses whatsoever reasonably incurred in investing, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, to which you or any such person may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any related Basic Prospectus, Preliminary Final Prospectus, or Final Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, in light of the circumstances under which they were made) not misleading or (ii) any breach of any representation, warranty, covenant or agreement of the Company or the Guarantor contained in this Agreement; provided, however, that neither the Company nor the Guarantor will be liable to any Underwriter or any person so controlling such Underwriter in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon (x) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any Underwriter through you expressly for use therein, such written information being as set forth in the penultimate sentence of subsection (b) below or (y) any failure of such Underwriter to deliver the Final Prospectus to a purchaser of Shares as required by applicable law. This indemnity agreement will be in addition to any liability which the Company and the Guarantor may otherwise have, including under this Agreement.

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               (b)  Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless the Company and the Guarantor, each of their respective directors, each of their respective officers who shall have signed the Registration Statement, and each other person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act against any losses, liabilities, claims, damages and expenses whatsoever, joint and several (including but not limited to attorneys' fees and any and all out-of-pocket expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), as and when incurred, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any related Basic Prospectus, Preliminary Final Prospectus or Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Basic Prospectus, Preliminary Final Prospectus or Final Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of such Underwriter through you expressly for use therein. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Final Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for inclusion in any Basic Prospectus or Preliminary Final Prospectus, the Final Prospectus, or the Registration Statement (as from time to time amended or supplemented), or any amendment or supplement thereto. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense

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     of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action,
     (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, it being understood, however, that the indemnifying party shall not, in connection with any one such claim, action or proceeding or separate but substantially similar or related claims, actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (together with appropriate local counsel) at any time for the indemnified party or parties, which firm shall be designated in writing by the indemnified party or parties, unless such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the other indemnified parties (in which case the indemnifying party shall be liable for the fees and expenses of only one additional separate firm (together with appropriate local counsel) for such indemnified party or parties at any time), in any of which event such fees and expenses shall be borne by the indemnifying parties. Anything in this Section
     6 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

          7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 hereof is for any reason held to be unavailable from the Company and the Guarantor or is insufficient to hold harmless a party indemnified thereunder, the Company, the Guarantor and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and out-of-pocket expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company or the Guarantor, any contribution received by the Company or the Guarantor from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, officers of the Company or the Guarantor who signed the Regis-tration Statement and directors of the Company or the Guarantor) to which the Company, the Guarantor and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative

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     benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received be the Underwriters, respectively, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
     Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, each officer of the Company and of the Guarantor who shall have signed the Registration Statement and each director of the Company and the Guarantor shall have the same rights to contribution as the Company and the Guarantor, subject in each case to clauses (i) and
     (ii) of the preceding sentence of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

          8.   Default by an Underwriter.

               (a) If any Underwriter or Underwriters shall default at the Closing Time, in its or their obligation to purchase Shares hereunder and if the number of Shares with respect to which such default relates does not (after giving effect to arrangements, if any, made by you pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Shares which all Underwriters have agreed to purchase hereunder then such number of Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

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               (b)  If such default relates to more than 10% of the number of Shares, you may in your discretion arrange for yourself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such principal amount of Shares to which such default relates on the terms contained herein. If within five calendar days after such a default you do not arrange for the purchase of such principal amount of Shares to which such default relates as provided in this Section 8, this Agreement shall thereupon terminate, without liability on the part of the Company or the Guarantor with respect thereto (except in each case as provided in Sections 4, 6 and 7 hereof) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters and the Company and the Guarantor for damages occasioned by its or their default hereunder.

               (c) If the number of Shares to which the default relates is to be purchased by the nondefaulting Underwriters, or is to be purchased by another party or parties as aforesaid, you or the Company or the Guarantor shall have the right to postpone the Closing Time for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus or in any other documents and arrangements, and the Company and the Guarantor agree to file promptly any amendment or supplement to the Registration Statement or the Final Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term Underwriter as used in this agreement shall include any party substituted under this Section 8 with like effect as if it had originally been a party to this Agreement with respect to such Shares.

          9. Survival of Representations and Agreements. All representations, warranties, covenants and agreements of the Underwriters, the Company and the Guarantor contained in this Agree-ment, including the representations and warranties contained in
     Section 1, the agreements contained in Section 4, the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company, the Guarantor, any of their respective officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the several Underwriters. The representations contained in Section 1 and the agreements contained in Sections 4, 6, 7, 9 and 12 hereof shall survive the termination of this Agreement including pursuant to
     Section 10 hereof.

          Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and the Guarantor in subsection (a) of
     Section 6 hereof, the representations and warranties in subsections
     (b), (c) and (f) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Final Prospectus contained in any certificate furnished by the Company or the Guarantor pursuant to Section 5 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company or the Guarantor of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the 1933 Act, shall not extend to the extent of and interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company or the Guarantor when

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     the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the 1933 Act. Unless in the opinion of counsel for the Company or the Guarantor the matter has been settled by controlling precedent, the Company or the Guarantor will, if a claim for such indemnification as asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

          10.  Effective Date of this Agreement and Termination.

               (a) This Agreement shall become effective as of the time, after the Registration Statement becomes effective, of the release by you for publication of the first newspaper advertisement which is subsequently published relating to the Shares or the time, after the Registration Statement becomes effective, when the Shares are first released by you for offering to you or dealers by letter or telegram, whichever shall first occur. You or the Company or the Guarantor may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 10, by giving the notice indicated in Section 10(c) before the time this Agreement becomes effective.

               (b) You shall have the right to terminate this Agreement at any time prior to the Closing Time if, after the date hereof: (i) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the NYSE or the American Stock Exchange or in the over-the-counter market shall have occurred; (iii) a banking moratorium shall have been declared either by Federal or New York State authorities; (iv) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or on the United States is such as to make it, in the judgment of the Underwriters, inadvisable to market the Shares on the terms contemplated by the Final Prospectus; (v) any restriction materially adversely affecting the distribution of the Shares which was not in effect on the date hereof shall have become effective; or
     (vi) there shall have been such change in the market for the securities of the Company or the Guarantor or securities in general or in political, financial or economic conditions as in your judgment makes it inadvisable to proceed with the offering, sale and delivery of the Shares on the terms contemplated by the Final Prospectus.

               (c) Any notice of termination pursuant to this Section 10 shall be by telephone, telex, or telegraph, confirmed in writing by letter.

          11. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to you, shall be mailed, delivered, or telexed or telecopied and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, N.Y. 10167, Attention: Corporate Finance Department; if sent to the Company or the Guarantor, shall be mailed, delivered, or telexed or telecopied and confirmed in writing to the












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     Company or the Guarantor, c/o the Guarantor, 245 Park Avenue, New
     York, NY 10167, Attention: Chief Financial Officer.

          12. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, the Guarantor and the controlling persons, directors, officers, employees and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term successors and assigns shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.

          13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          14. Construction. This Agreement shall be construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.
















































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